Exhibit 99.1

NEWS RELEASE

CONTACTS: Media Sarah Cassella Manager External Communications T - (412) 433-6777 E - sacassella@uss.com	Investors/Analysts Dan Lesnak General Manager Investor Relations T - (412) 433-1184 E - dtlesnak@uss.com

FOR IMMEDIATE RELEASE
UNITED STATES STEEL CORPORATION ANNOUNCES TENDER OFFERS FOR UP TO A TOTAL OF $500 MILLION OF SENIOR NOTES

PITTSBURGH, May 10, 2016 - United States Steel Corporation (NYSE: X) announced today the commencement of tender offers to purchase (each offer a “Tender Offer” and collectively, the “Tender Offers”) for cash, subject to certain terms and conditions, up to a total of $500 million aggregate principal amount of its outstanding 7.000% senior notes due 2018 (the “2018 Notes”), 7.375% senior notes due 2020 (the “2020 Notes”) and 6.875% senior notes due 2021 (the “2021 Notes” and, together with the 2018 Notes and the 2020 Notes, the “Securities”), subject to the Series Maximum Tender Amount (as defined below) for each of the 2020 Notes and the 2021 Notes (collectively, the “Capped Securities”).
The Tender Offers are scheduled to expire at 11:59 p.m. EDT on June 7, 2016 (the “Expiration Date”), unless extended or earlier terminated by U. S. Steel. The Tender Offers are being made pursuant to an Offer to Purchase dated May 10, 2016 and a related Letter of Transmittal dated May 10, 2016 (together, the “Tender Offer Materials”), which set forth a more detailed description of the Tender

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Offers. Holders of the Securities are urged to carefully read the Tender Offer Materials before making any decision with respect to the Tender Offers.
The aggregate principal amount of the Securities that may be purchased pursuant to the Tender Offers will not exceed $500,000,000 (the “Tender Cap Amount”). The aggregate principal amount of each series of Capped Securities that may be purchased pursuant to the Tender Offers will not exceed the applicable maximum tender amount set forth in the table below (with respect to each series of Capped Securities, the “Series Maximum Tender Amount”). Subject to the Tender Cap Amount and the Series Maximum Tender Amounts, the aggregate principal amount of any series of Securities that is purchased in a Tender Offer will be based on the acceptance priority level for such series, as set forth in the table below (the “Acceptance Priority Level”). As discussed in more detail in the Tender Offer Materials,  U. S. Steel reserves the right, but is under no obligation, to increase or decrease any or all of the Series Maximum Tender Amounts or the Tender Cap Amount, at any time, subject to compliance with applicable law.
The following table sets forth certain terms of the Tender Offers:

					Dollars per $1,000 Principal Amount of Securities
Title of Security	CUSIP Number	Principal Amount Outstanding	Acceptance Priority Level	Series Maximum Tender Amount	Tender Offer Consideration(1)	Early Tender Premium	Total Consideration(1)(2)
7.000% Senior Notes due 2018	912656AG0	$486,967,000	1	N/A	$1,020.00	$50.00	$1,070.00
7.375% Senior Notes due 2020	912909AF5	$600,000,000	2	$150,000,000	$810.00	$50.00	$860.00
6.875% Senior Notes due 2021	912909AJ7	$275,000,000	3	$50,000,000	$770.00	$50.00	$820.00

(1)	Excludes accrued and unpaid interest up to, but not including, the applicable Settlement Date, which will be paid in addition to the Tender Offer Consideration or Total Consideration, as applicable.

(2)	Includes the Early Tender Premium.
The total consideration (the “Total Consideration”) payable for each $1,000 principal amount of Securities validly tendered at or prior to 5:00 p.m., EDT, on May 23, 2016 (such date and time, as it may be extended, the “Early Tender Date”) and accepted for purchase pursuant to the Tender Offers will be the applicable total consideration for such series of Securities set forth in the table above. The Total Consideration includes the early tender premium for such series of Securities also set forth in the table above (the “Early Tender Premium”). Holders must validly tender and not subsequently validly withdraw their Securities at or prior to the Early Tender Date in order to be eligible to receive the Total Consideration for such Securities purchased in the Tender Offers.

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Subject to the terms and conditions of the Tender Offers, each Holder who validly tenders and does not subsequently validly withdraw their Securities at or prior to the Early Tender Date will be entitled to receive the Total Consideration, plus accrued and unpaid interest up to, but not including, the applicable Settlement Date (as defined below) if and when such Securities are accepted for payment. Holders who validly tender their Securities after the Early Tender Date but at or prior to the Expiration Date will be entitled to receive the tender offer consideration equal to the applicable Total Consideration less the Early Tender Premium (the “Tender Offer Consideration”), plus accrued and unpaid interest up to, but not including, the applicable Settlement Date, if and when such Securities are accepted for payment.
U. S. Steel reserves the right but is under no obligation, at any point following the Early Tender Date and before the Expiration Date, to accept for purchase any Securities validly tendered at or prior to the Early Tender Date (the “Early Settlement Date”). The Early Settlement Date will be determined at U. S. Steel’s option and is currently expected to occur on the first business day following the Early Tender Date, subject to all conditions to the Tender Offers having been satisfied or waived. The expected Early Settlement Date is May 24, 2016, unless extended by U. S. Steel, assuming all conditions to the Tender Offers have been satisfied or waived.
Irrespective of whether U. S. Steel chooses to exercise its option to have an Early Settlement Date, U. S. Steel will purchase any remaining Securities that have been validly tendered by the Expiration Date and that it chooses to accept for purchase, subject to the applicable Series Maximum Tender Amounts, the Tender Cap Amount, the application of the Acceptance Priority Levels and all conditions to the Tender Offers having been satisfied or waived by U. S. Steel, on a date immediately following the Expiration Date (the “Final Settlement Date” and each of the Early Settlement Date and Final Settlement Date, a “Settlement Date”). The Final Settlement Date is expected to occur on the first business day following the Expiration Date, subject to all conditions to the Tender Offers having been satisfied or waived by U. S. Steel. The expected Final Settlement Date is June 8, 2016, unless extended by U. S. Steel, assuming all conditions to the Tender Offers have been satisfied or waived.
To receive either the Total Consideration or the Tender Offer Consideration, holders of the Securities must validly tender and not validly withdraw their Securities prior to the Early Tender Date or the Expiration Date, respectively. Securities tendered may be withdrawn from the Tender Offers at or prior to, but not after, 5:00 p.m., EDT, on May 23, 2016, unless extended, by following the procedures described in the Tender Offer Materials.

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Subject to each Series Maximum Tender Amount, the Tender Cap Amount, the application of the Acceptance Priority Levels and the other terms and conditions described in the Tender Offer Materials, and U. S. Steel’s right to increase or decrease any or all of the Series Maximum Tender Amounts and the Tender Cap Amount, U. S. Steel intends to accept for payment all Securities validly tendered at or prior to the Expiration Date, and will only prorate the Securities if the aggregate principal amount of Capped Securities validly tendered at or prior to the Early Tender Date or the Expiration Date, as applicable, exceeds the applicable Series Maximum Tender Amount, or if the aggregate principal amount of Securities of all series validly tendered at or prior to the Early Tender Date or the Expiration Date, as applicable, exceeds the Tender Cap Amount.
The amounts of each series of Securities that are purchased in the Tender Offer will be determined in accordance with the Acceptance Priority Levels set forth in the Offer to Purchase and referenced in the table above, with 1 being the highest Acceptance Priority Level and 3 being the lowest Acceptance Priority Level. At the applicable Settlement Date, all Securities validly tendered and not validly withdrawn in the Tender Offer having a higher (i.e., lower numerical) Acceptance Priority Level will be accepted before any tendered Securities having a lower (i.e., higher numerical) Acceptance Priority Level are accepted in the Tender Offer, subject to the applicable Series Maximum Tender Amounts.
If the aggregate principal amount of any Securities tendered and not validly withdrawn in the Tender Offer exceeds the amount of the applicable Series Maximum Tender Amount or the Tender Cap Amount, as applicable, remaining available for application, then, if any Securities of such series are purchased, U. S. Steel will accept such Securities on a pro rata basis. Subject to the applicable Series Maximum Tender Amounts, in the event that Securities with a certain Acceptance Priority Level are accepted on such a pro rata basis, no series of Securities with a lower (i.e., higher numerical) Acceptance Priority Level will be accepted for payment.
If the Tender Offers are not fully subscribed as of the Early Tender Date and we elect to have an Early Settlement Date, Holders who validly tender Securities after the Early Tender Date may be subject to proration, whereas Holders who validly tender Securities at or prior to the Early Tender Date will not be subject to proration, subject to the applicable Series Maximum Tender Amounts. In addition, if the aggregate principal amount of Capped Securities validly tendered in the applicable Tender Offer at or prior to the Early Tender Date exceeds the applicable Series Maximum Tender Amount, or if the aggregate principal amount of Securities of all series validly tendered at or prior to

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the Early Tender Date exceeds the Tender Cap Amount and we elect to have an Early Settlement Date, Securities tendered after the Early Tender Date will not be eligible for purchase, unless the applicable Series Maximum Tender Amount or the Tender Cap Amount is increased, as the case may be.
However, in the event we do not elect to have an Early Settlement Date and the applicable Tender Offer is fully subscribed, or the aggregate principal amount of Securities of all series validly tendered at or prior to the Expiration Date exceeds the Tender Cap Amount, as applicable, all Holders who validly tendered Securities will be subject to proration, subject to the application of the Acceptance Priority Levels and the Series Maximum Tender Amounts. Securities which were not accepted for purchase due to the applicable Series Maximum Tender Amount, the Tender Cap Amount or the application of the Acceptance Priority Levels may be accepted if we increase the applicable Series Maximum Tender Amount or the Tender Cap Amount, as applicable, which we are entitled to do at our sole discretion, and such increase is not fully used up by Securities validly tendered at or prior to the Early Tender Date (in the event we elect to have an Early Settlement Date) or by Securities purchased in a higher (i.e., lower numerical) Acceptance Priority Level. There can be no assurance that we will increase any Series Maximum Tender Amount or the Tender Cap Amount.
The obligation of U. S. Steel to accept for purchase and to pay either the Total Consideration or Tender Offer Consideration and the accrued and unpaid interest on the Securities pursuant to the Tender Offers is not subject to any minimum tender condition, but is subject to each Series Maximum Tender Amount, the Tender Cap Amount, the application of the Acceptance Priority Levels and certain other conditions described in the Tender Offer Materials.
U. S. Steel has retained BofA Merrill Lynch, Credit Suisse, Goldman, Sachs & Co. and J.P. Morgan to serve as Dealer Managers for the Tender Offers. D.F. King & Co., Inc. has been retained to serve as the Information Agent and Tender Agent for the Tender Offers. Questions regarding the Tender Offers may be directed to BofA Merrill Lynch at 214 North Tryon Street, 21st Floor Charlotte, North Carolina 28255, Attn: Liability Management Group, Collect: (980) 388-3646, Toll-Free: (888) 292-0070, Credit Suisse at 11 Madison Avenue New York, New York 10010, Attn: Liability Management Group, (800) 820-1653 (toll-free), (212) 325-6340 (collect), Goldman, Sachs & Co. at 200 West Street, 7th Floor, New York, New York 10282, Attn: Liability Management Group, (800) 828-3182 (toll-free), (212) 902-6941 (collect) and J.P. Morgan Securities LLC at 383 Madison Avenue, 3rd Floor New York, New York 10179 Attn: Liability Management Group, Collect: (212)

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834-3424, Toll-Free: (866) 834-4666. Requests for the Tender Offer Materials may be directed to D.F. King & Co., Inc. at 48 Wall Street, New York, New York 10005, Attn: Peter Aymar, (212) 269-5550 (for banks and brokers) or (866) 796-7179 (for all others) or email at uss@dfking.com.
U. S. Steel is making the Tender Offers only by, and pursuant to, the terms of the Tender Offer Materials. None of U. S. Steel, the Dealer Managers, the Information Agent and Tender Agent make any recommendation as to whether Holders should tender or refrain from tendering their Securities. Holders must make their own decision as to whether to tender Securities and, if so, the principal amount of the Securities to tender. The Tender Offers are not being made to holders of Securities in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Tender Offers to be made by a licensed broker or dealer, the Tender Offers will be deemed to be made on behalf of U. S. Steel by the Dealer Managers, or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.
This press release does not constitute an offer to purchase securities or a solicitation of an offer to sell any securities or an offer to sell or the solicitation of an offer to purchase any new securities, nor does it constitute an offer or solicitation in any jurisdiction in which such offer or solicitation is unlawful. Capitalized terms used in this press release but not otherwise defined herein have the meanings assigned to them in the Tender Offer Materials.
Cautionary Statement
All statements included in this press release, other than historical information or statements of historical fact, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as, but not limited to, "believes," "expects," "anticipates," "estimates," "intends," "plans," "could," "may," "will," "should," and similar expressions are intended to identify forward-looking statements. All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control that could cause actual results to differ materially from those reflected in such statements. Accordingly, U. S. Steel cautions that the forward-looking statements contained herein are qualified by these and other important factors and uncertainties that could cause results to differ materially from those reflected by such statements. For more information on the potential factors, please review U. S. Steel’s filings with the Securities and Exchange Commission, including, but not limited to, U. S. Steel’s Annual Report on

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Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.

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2016-014

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